BARRETT BUSINESS SERVICES, INC.

                           SECOND AMENDED AND RESTATED
                            1993 STOCK INCENTIVE PLAN



                             Effective March 1, 1993

                           (as amended March 16, 2000
                                       and
                                 March 14, 2002)

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                                TABLE OF CONTENTS

                                                                          PAGE


Article 1      ESTABLISHMENT AND PURPOSE.....................................1

      1.1   Establishment....................................................1

      1.2   Purpose..........................................................1

Article 2      DEFINITIONS...................................................1

      2.1   Defined Terms....................................................1

      2.2   Gender and Number................................................5

Article 3      ADMINISTRATION................................................5

      3.1   General..........................................................5

      3.2   Composition of the Committee.....................................5

      3.3   Authority of the Committee.......................................5

      3.4   Action by the Committee..........................................6

      3.5   Delegation.......................................................6

      3.6   Liability of Committee Members...................................6

      3.7   Costs of Plan....................................................6

Article 4      DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN...........6

      4.1   Duration of the Plan.............................................6

      4.2   Shares Subject to the Plan.......................................6

      4.3   Grants to California Residents...................................7

Article 5      ELIGIBILITY...................................................7

      5.1   Employees and Non-Employee Subsidiary Directors..................7

      5.2   Non-Employee Board Directors.....................................7

Article 6      AWARDS........................................................7

      6.1   Types of Awards..................................................7

      6.2   General..........................................................7

      6.3   Nonuniform Determinations........................................8

      6.4   Award Agreements.................................................8

      6.5   Provisions Governing All Awards..................................8

Article 7      OPTIONS......................................................11

      7.1   Types of Options................................................11

      7.2   General.........................................................11

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      7.3   Option Price....................................................11

      7.4   Option Term.....................................................11

      7.5   Time of Exercise................................................11

      7.6   Special Rules for Incentive Stock Options.......................12

      7.7   Restricted Shares...............................................12

      7.8   Deferred Compensation Options...................................12

      7.9   Reload Options..................................................12

      7.10  Limitation on Number of Shares Subject to Options...............12

Article 8      STOCK APPRECIATION RIGHTS....................................13

      8.1   General.........................................................13

      8.2   Nature of Stock Appreciation Right..............................13

      8.3   Exercise........................................................13

      8.4   Form of Payment.................................................13

      8.5   Limitation on Number of Stock Appreciation Rights...............13

Article 9      RESTRICTED AWARDS............................................13

      9.1   Types of Restricted Awards......................................13

      9.2   General.........................................................14

      9.3   Restriction Period..............................................14

      9.4   Forfeiture......................................................14

      9.5   Settlement of Restricted Awards.................................15

      9.6   Rights as a Shareholder.........................................15

Article 10     PERFORMANCE AWARDS...........................................15

      10.1  General.........................................................15

      10.2  Nature of Performance Awards....................................15

      10.3  Performance Cycles..............................................15

      10.4  Performance Goals...............................................15

      10.5  Determination of Awards.........................................16

      10.6  Timing and Form of Payment......................................16

Article 11     OTHER STOCK BASED AND COMBINATION AWARDS.....................16

      11.1  Other Stock-Based Awards........................................16

      11.2  Combination Awards..............................................16

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Article 12     DEFERRAL ELECTIONS...........................................16

Article 13     DIVIDEND EQUIVALENTS.........................................17

Article 14     NON-EMPLOYEE BOARD DIRECTORS.................................17

      14.1  General.........................................................17

      14.2  Eligibility.....................................................17

      14.3  Definitions.....................................................17

      14.4  Initial Director Options........................................17

      14.5  Annual Director Options.........................................18

Article 15     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC..............18

      15.1  Plan Does Not Restrict Corporation..............................18

      15.2  Adjustments by the Committee....................................18

Article 16     AMENDMENT AND TERMINATION....................................18

Article 17     MISCELLANEOUS................................................19

      17.1  Tax Withholding.................................................19

      17.2  Unfunded Plan...................................................19

      17.3  Payments to Trust...............................................19

      17.4  Annulment of Awards.............................................19

      17.5  Engaging in Competition With the Corporation....................19

      17.6  Other Corporation Benefit and Compensation Programs.............20

      17.7  Securities Law Restrictions.....................................20

      17.8  Governing Law...................................................20

Article 18     SHAREHOLDER APPROVAL.........................................20


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                         BARRETT BUSINESS SERVICES, INC.
                 AMENDED AND RESTATED 1993 STOCK INCENTIVE PLAN

                                   ARTICLE 1
                            ESTABLISHMENT AND PURPOSE

      1.1 ESTABLISHMENT. Barrett Business Services, Inc. ("Corporation"), hereby establishes the Barrett Business Services, Inc., 1993 Stock Incentive Plan (the "Plan"), effective as of March 1, 1993, subject to shareholder approval as provided in Article 18. The Plan was previously amended effective March 8, 1994 and March 12, 1997. The Plan was amended and restated effective March 16, 2000, subject to shareholder approval, and subsequently amended and restated effective March 14, 2002.

      1.2 PURPOSE. The purpose of the Plan is to promote and advance the interests of Corporation and its shareholders by enabling Corporation to attract, retain, and reward key employees, directors, and outside consultants of Corporation and its subsidiaries. It is also intended to strengthen the mutuality of interests between such employees, directors, and consultants and Corporation's shareholders. The Plan is designed to serve these purposes by offering stock options and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation.

                                    ARTICLE 2
                                   DEFINITIONS

      2.1 DEFINED TERMS. For purposes of the Plan, the following terms shall have the meanings set forth below:

            "AWARD" means an award or grant made to a Participant of Options, Stock Appreciation Rights, Restricted Awards, Performance Awards, or Other Stock-Based Awards pursuant to the Plan.

            "AWARD AGREEMENT" means an agreement as described in Section 6.4.

            "BOARD" means the Board of Directors of Corporation.

            "CALIFORNIA OPTION" means any Option granted to a California resident under the California Plan.

            "CALIFORNIA PLAN" means the Barrett Business Services, Inc. Stock Option Plan for California Residents, attached hereto as Exhibit A as it may hereafter be amended from time to time.

            "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section shall be construed to refer to the successor provision to such Code section.


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            "COMMITTEE" means the committee appointed by the Board to administer the Plan as provided in Article 3 of the Plan.

            "COMMON STOCK" means the $.01 par value Common Stock of Corporation with those voting rights described in Article III of Corporation's Articles of Incorporation or any security of Corporation issued in substitution, exchange, or lieu thereof.

            "CONSULTANT"  means any  consultant or adviser to  Corporation  or a
      Subsidiary  selected  by  the  Committee,   who  is  not  an  employee  of
      Corporation or a Subsidiary.

            "CONTINUING RESTRICTION" means a Restriction contained in Sections 6.5(h), 17.5, 17.5, and 17.7 of the Plan and any other Restrictions expressly designated by the Committee in an Award Agreement as a Continuing Restriction.

            "CORPORATION" means Barrett Business Services, Inc., a Maryland corporation, or any successor corporation.

            "DEFERRED COMPENSATION OPTION" means a Nonqualified Option granted in lieu of a specified amount of other compensation pursuant to Section
      7.8 of the Plan.

            "DIRECTOR OPTIONS" means options granted to Non-Employee Board Directors pursuant to Article 14 of the Plan, including Initial Director Options and Annual Director Options.

            "DISABILITY" means the condition of being permanently "disabled" within the meaning of Section 22(e)(3) of the Code, namely being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. However, the Committee may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, shall be construed to refer to successor provisions to such section or rule.

            "FAIR MARKET VALUE" means on any given date, the fair market value per share of the Common Stock determined as follows:

            (a) If the Common Stock is traded on an established securities exchange, the mean between the reported high and low sale prices of Common Stock as reported for such day by the principal exchange on which Common Stock is traded (as determined by the Committee) or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded;

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            (b) If trading  activity  in Common  Stock is reported on The Nasdaq
      Stock Market, the mean between the reported high and low sale prices of Common Stock as reported for such day by the NASDAQ or, if Common Stock trades were not reported on such date, on the next preceding day on which Common Stock trades were reported by the NASDAQ;

            (c) If trading activity in Common Stock is reported on the OTC Bulletin Board, the mean between the bid price and asked price quote for such day as reported by NASDAQ or, if there are no such quotes for Common Stock for such date, on the next preceding day for which bid and asked price quotes for Common Stock were reported by NASDAQ; or

            (d) If there is no market for Common Stock or if trading activities for Common Stock are not reported in one of the manners described above, the fair market value shall be as determined by the Committee.

            "INCENTIVE STOCK OPTION" or "ISO" means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of
      Section 422 of the Code.

            "NON-EMPLOYEE BOARD DIRECTOR" means a member of the Board who is not an employee of Corporation or any Subsidiary.

            "NON-EMPLOYEE SUBSIDIARY DIRECTOR" means a member of the board of directors of a Subsidiary who is neither an employee of Corporation or a Subsidiary nor a member of the Board.

            "NONQUALIFIED OPTION" or "NQO" means any Option, including a Deferred Compensation Option, granted pursuant to the Plan that is not an Incentive Stock Option.

            "OPTION" means an ISO, an NQO, a Deferred Compensation Option, or a Director Option.

            "OTHER STOCK-BASED AWARD" means an Award as defined in Section 11.1.

            "PARTICIPANT" means an employee or a Consultant of Corporation or a Subsidiary, a Non-Employee Board Director, or a Non-Employee Subsidiary Director who is granted an Award under the Plan.

            "PERFORMANCE   AWARD"  means  an  Award  granted   pursuant  to  the
      provisions of Article 10 of the Plan, the Vesting of which is contingent on performance attainment.

            "PERFORMANCE CYCLE" means a designated performance period pursuant to the provisions of Section 10.3 of the Plan.

            "PERFORMANCE GOAL" means a designated performance objective pursuant to the provisions of Section 10.4 of the Plan.

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            "PLAN"  means  this  Barrett  Business  Services,  Inc.,  1993 Stock
      Incentive Plan, as set forth herein and as it may be hereafter amended and from time to time.

            "REPORTING PERSON" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

            "RESTRICTED AWARD" means a Restricted Share or a Restricted Unit granted pursuant to Article 9 of the Plan.

            "RESTRICTED SHARE" means an Award described in Section 9.1(a) of the Plan.

            "RESTRICTED UNIT" means an Award of units representing Shares described in Section 9.1(b) of the Plan.

            "RESTRICTION" means a provision in the Plan or in an Award Agreement which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

            "RETIREMENT" means:

            (a) For Participants who are employees, retirement from active employment with Corporation and its Subsidiaries on or after age 65, or such earlier retirement date as approved by the Committee for purposes of the Plan;

            (b) For Participants who are Non-Employee Board Directors or Non-Employee Subsidiary Directors, retirement from the applicable board of directors after attaining the maximum age (if any) specified in the articles of incorporation or bylaws of the applicable corporation; or

            (c) For Participants who are Consultants, termination of service as a Consultant after attaining a retirement age specified by the Committee for purposes of an Award to such Consultant.

            However, the Committee may change the foregoing definition of "Retirement" or may adopt a different definition for purposes of specific Awards.

            "SHARE" means a share of Common Stock.

            "STOCK APPRECIATION RIGHT" or "SAR" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of
      Article 8 of the Plan.

            "SUBSIDIARY" means a "subsidiary corporation" of Corporation, within the meaning of Section 425 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

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            "VEST" or "VESTED" means:

            (a) In the case of an Award that requires exercise, to be or to become immediately and fully exercisable and free of all Restrictions (other than Continuing Restrictions);

            (b) In the case of an Award that is subject to forfeiture,  to be or
      to  become   nonforfeitable,   freely   transferable,   and  free  of  all
      Restrictions (other than Continuing Restrictions);

            (c) In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

            (d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, exercise, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

      2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan shall also include the opposite gender; and the definition of any term in Section 2.1 in the singular shall also include the plural, and vice versa.

                                    ARTICLE 3
                                 ADMINISTRATION

      3.1 GENERAL. The Plan shall be administered by a Committee composed as described in Section 3.2.

      3.2 COMPOSITION OF THE COMMITTEE. The Committee shall be appointed by the Board and shall consist of not less than a sufficient number of Non-Employee Board Directors so as to qualify the Committee to administer the Plan as contemplated by Rule 16b-3 under the Exchange Act. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. In the event that the Committee shall cease to satisfy the requirements of Rule 16b-3, the Board shall appoint another Committee satisfying such requirements.

      3.3 AUTHORITY OF THE COMMITTEE. The Committee shall have full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the Plan in its sole discretion, including the authority to:

            (a) Construe and interpret the Plan and any Award Agreement;

            (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

            (c) Select the employees, Non-Employee Subsidiary Directors, and Consultants who shall be granted Awards;

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            (d)  Determine  the number and types of Awards to be granted to each such Participant;

            (e) Determine the number of Shares, or Share equivalents, to be subject to each Award;

            (f) Determine the option price, purchase price, base price, or similar feature for any Award; and

            (g) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.

      Decisions of the Committee, or any delegate as permitted by the Plan, shall be final, conclusive, and binding on all Participants.

      3.4 ACTION BY THE COMMITTEE. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum is present, or action in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

      3.5 DELEGATION. Notwithstanding the foregoing, the Committee may delegate to one or more officers of Corporation the authority to determine the recipients, types, amounts, and terms of Awards granted to Participants who are not Reporting Persons.

      3.6 LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

      3.7 COSTS OF PLAN. The costs and expenses of administering the Plan shall be borne by Corporation.

                                   ARTICLE 4
               DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

      4.1 DURATION OF THE PLAN. The Plan is effective March 1, 1993, subject to approval by Corporation's shareholders as provided in Article 18. The Plan shall remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board. Termination of the Plan shall not affect outstanding Awards.

      4.2 SHARES SUBJECT TO THE PLAN. The shares which may be made subject to Awards under the Plan shall be Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares shall be issued under the Plan. Subject to adjustment pursuant to Article 15, the maximum number of Shares for which Awards may be granted under the Plan shall be 1,550,000, of which 200,000 Shares are reserved for issuance to California residents pursuant to the California Plan attached hereto. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards shall be made available for future Awards under the Plan or the


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California  Plan,  as the case may be. In  addition,  the  Committee  may in its discretion transfer shares from the California Plan to the Plan or vice versa, provided that in no event shall the maximum number of Shares granted under the Plan exceed 1,550,000.

      4.3 GRANTS TO CALIFORNIA RESIDENTS. So long as Shares subject to Awards under the Plan must be registered under the blue sky laws of the state of California, no Awards shall be made to a Participant resident in the state of California except pursuant to the California Plan.

                                    ARTICLE 5
                                   ELIGIBILITY

      5.1 EMPLOYEES AND NON-EMPLOYEE SUBSIDIARY DIRECTORS. Officers and other key employees of Corporation and its Subsidiaries (including employees who may also be directors of Corporation or a Subsidiary), Consultants, and Non-Employee Subsidiary Directors who, in the Committee's judgment, are or will be contributors to the long-term success of Corporation shall be eligible to receive Awards under the Plan.

      5.2 NON-EMPLOYEE BOARD DIRECTORS. All Non-Employee Board Directors shall be eligible to receive Director Options pursuant to Article 14 of the Plan.

                                   ARTICLE 6
                                     AWARDS

      6.1 TYPES OF AWARDS. The types of Awards that may be granted under the Plan are:

            (a) Options governed by Article 7 of the Plan;

            (b) Stock Appreciation Rights governed by Article 8 of the Plan;

            (c) Restricted Awards governed by Article 9 of the Plan;

            (d) Performance Awards governed by Article 10 of the Plan;

            (e) Other  Stock-Based  Awards or  combination  awards  governed  by
      Article 11 of the Plan; and

            (f) Director Options governed by Article 14 of the Plan.

      In the discretion of the Committee, any Award (other than a Director Option) may be granted alone, in addition to, or in tandem with other Awards under the Plan.

      6.2 GENERAL. Subject to the limitations of the Plan, the Committee may cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions as the Committee, in its discretion, shall deem appropriate. Awards may be granted as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan.

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      6.3 NONUNIFORM  DETERMINATIONS.  The Committee's  determinations under the
Plan or under one or more Award Agreements, including without limitation, (a) the selection of Participants to receive Awards, (b) the type, form, amount, and timing of Awards, (c) the terms of specific Award Agreements, and (d) elections and determinations made by the Committee with respect to exercise or payments of Awards, need not be uniform and may be made by the Committee selectively among Participants and Awards, whether or not Participants are similarly situated.

      6.4 AWARD AGREEMENTS. Each Award shall be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements may, subject to the provisions of the Plan, contain any provision approved by the Committee.

      6.5 PROVISIONS GOVERNING ALL AWARDS. All Awards shall be subject to the following provisions:

            (a) ALTERNATIVE AWARDS. If any Awards are designated in their Award Agreements as alternative to each other, the exercise of all or part of one Award automatically shall cause an immediate equal (or pro rata) corresponding termination of the other alternative Award or Awards.

            (b) RIGHTS AS SHAREHOLDERS. No Participant shall have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

            (c) EMPLOYMENT RIGHTS. Neither the adoption of the Plan nor the granting of any Award shall confer on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of or a Consultant to Corporation or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to remove such person as a Consultant or as a director at any time for any reason, with or without cause.

            (d) NONTRANSFERABLE. Each Award (other than Restricted Shares after they Vest) shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable (if exercise is required) during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative.

            (e) TERMINATION OF EMPLOYMENT. The terms and conditions under which an Award may be exercised, if at all, after a Participant's termination of employment or service as a Non-Employee Subsidiary Director or a Consultant shall be determined by the Committee and specified in the applicable Award Agreement.

            (f) CHANGE IN CONTROL. The Committee, in its discretion, may provide in any Award Agreement that in the event of a change in control of Corporation (as the Committee may define such term in the Award Agreement), as of the date of such change in control:

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                 (i) All, or a specified  portion of, Awards requiring  exercise shall become fully and immediately exercisable, notwithstanding any other limitations on exercise;

                 (ii) All, or a specified portion of, Awards subject to Restrictions shall become fully Vested; and

                 (iii) All, or a specified portion of, Awards subject to Performance Goals shall be deemed to have been fully earned.

            Unless the Committee specifically provides otherwise in the change in control provision for a specific Award Agreement, Awards shall become exercisable, become Vested, or become earned as of a change in control date only if, or to the extent, such acceleration in the exercisability, Vesting, or becoming earned of the Awards does not result in an "excess parachute payment" within the meaning of Section 280G(b) of the Code. The Committee, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.

            (g) CONDITIONING OR ACCELERATING BENEFITS. The Committee, in its discretion, may include in any Award Agreement a provision conditioning or accelerating the Vesting of an Award or the receipt of benefits pursuant to an Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events including, without limitation, a change in control of Corporation (subject to the foregoing paragraph (f)), a sale of all or substantially all the property and assets of Corporation, or an event of the type described in Section Article 15 of this Plan.

            (h) PAYMENT OF PURCHASE PRICE AND WITHHOLDING. The Committee, in its discretion, may include in any Award Agreement a provision permitting the Participant to pay the purchase or option price, if any, for the Shares or other property issuable pursuant to the Award, or the Participant's federal, state, or local tax, or tax withholding, obligation with respect to such issuance in whole or in part by any one or more of the following:

                 (i) By delivering previously owned Shares (including Restricted
            Shares, whether or not vested);

                 (ii) By surrendering  outstanding other Vested Awards under the
            Plan denominated in Shares or in Share equivalent units;

                 (iii) By  reducing  the  number  of  Shares  or other  property otherwise Vested and issuable pursuant to the Award;

                 (iv) By delivering to Corporation a promissory  note payable on such terms and over such period as the Committee shall determine;

                 (v) By delivery  (in a form  approved by the  Committee)  of an irrevocable  direction  to a  securities  broker  acceptable  to the
            Committee:

                      (A) To sell  Shares  subject  to the Option and to deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the option price and taxes or withholding taxes attributable to the issuance; or

                      (B) To pledge  Shares  subject to the Option to the broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option price and taxes or withholding taxes attributable to the issuance; or

                 (vi) In any  combination  of the foregoing or in any other form approved by the Committee.

            If Restricted Shares are surrendered in full or partial payment of the purchase or option price of Shares issuable under an Award, a corresponding number of the Shares issued upon exercise of the Award shall be Restricted Shares subject to the same Restrictions as the surrendered Restricted Shares. Shares withheld or surrendered as described above shall be valued based on their Fair Market Value on the date of the transaction. Any Shares withheld or surrendered with respect to a Reporting Person shall be subject to such additional conditions and limitations as the Committee may impose to comply with the requirements of the Exchange Act.

            (i) REPORTING PERSONS. With respect to all Awards granted to Reporting Persons:

                 (i) Awards requiring exercise shall not be exercisable until at least six months after the date the Award was granted, except in the case of the death or Disability of the Participant; and

                 (ii) Shares issued  pursuant to any other Award may not be sold by the Participant for at least six months after acquisition, except in the case of the death or Disability of the Participant;

      provided, however, that (unless an Award Agreement provides otherwise) the limitation of this Section 6.5(i) shall apply only if or to the extent required by Rule 16b-3 under the Exchange Act. Award Agreements for Awards to Reporting Persons shall also comply with any future restrictions imposed by such Rule 16b-3.

            (j) SERVICE PERIODS. At the time of granting Awards, the Committee may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

                                    ARTICLE 7
                                     OPTIONS

      7.1 TYPES OF OPTIONS. Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options (including Deferred Compensation Options and Director Options). The grant of each Option and the Award Agreement governing each Option shall identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the Plan meeting the requirements of such forms of options.

      7.2 GENERAL. Options shall be subject to the terms and conditions set forth in Article 6 and this Article 7 and Award Agreements governing Options shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable; PROVIDED, HOWEVER, that California Options shall be governed by the California Plan.

      7.3 OPTION PRICE. Each Award Agreement for Options shall state the option exercise price per Share of Common Stock purchasable under the Option, which shall not be less than:

                 (a) $.01  per  share  in the  case of a  Deferred  Compensation
            Option;

                 (b) 75 percent of the Fair Market  Value of a Share on the date of grant for all other Nonqualified Options (except Director Options); or

                 (c) 100 percent of the Fair Market Value of a Share on the date of grant for all Incentive Stock Options.

      7.4 OPTION TERM. The Award Agreement for each Option shall specify the term of each Option, which may be unlimited or may have a specified period during which the Option may be exercised, as determined by the Committee.

      7.5 TIME OF EXERCISE. The Award Agreement for each Option shall specify, as determined by the Committee:

                 (a) The time or times when the Option shall become  exercisable and whether the Option shall become exercisable in full or in graduated amounts based on: (i) continuation of employment over a period specified in the Award Agreement, (ii) satisfaction of performance goals or criteria specified in the Award Agreement, or
            (iii) a combination of continuation of employment and satisfaction of performance goals or criteria;

                 (b) Such other terms,  conditions,  and restrictions as to when the Option may be exercised as shall be determined by the Committee; and

                 (c)  The  extent,   if  any,   that  the  Option  shall  remain
            exercisable  after  the  Participant   ceases  to  be  an  employee,
            Consultant, or director of Corporation or a Subsidiary.

      An Award Agreement for an Option may, in the discretion of the Committee, provide whether, and to what extent, the time when an Option becomes exercisable shall be accelerated or otherwise modified (i) in the event of the death, Disability, or Retirement of the Participant, or (ii) upon the occurrence of a change in control of Corporation. The Committee may, at any time in its discretion, accelerate the time when all or any portion of an outstanding Option becomes exercisable.

      7.6 SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement shall conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may be granted only to employees of Corporation or a Subsidiary. ISOs may not be granted under the Plan after ten years following the date specified in Section 4.1, unless the ten-year limitation of Section 422(b)(2) of the Code is removed or extended.

      7.7 RESTRICTED SHARES. In the discretion of the Committee, the Shares issuable upon exercise of an Option may be Restricted Shares if so provided in the Award Agreement for the Option.

      7.8 DEFERRED COMPENSATION OPTIONS. The Committee may, in its discretion, grant Deferred Compensation Options with an option price less than Fair Market Value to provide a means for deferral to future dates of compensation otherwise payable to a Participant. The option price shall be determined by the Committee subject to Section 7.3(a)) of the Plan. The number of Shares subject to a Deferred Compensation Option shall be determined by the Committee, in its discretion, by dividing the amount of compensation to be deferred by the difference between the Fair Market Value of a Share on the date of grant and the option price of the Deferred Compensation Option. Amounts of compensation deferred with Deferred Compensation Options may include amounts payable under Awards granted under the Plan or under any other compensation program or arrangement of Corporation as permitted by the Committee. The Committee shall grant Deferred Compensation Options only if it reasonably determines that the recipient of such an Option is not likely to be deemed to be in constructive receipt for income tax purposes of the income being deferred.

      7.9 RELOAD OPTIONS. The Committee, in its discretion, may provide in an Award Agreement for an Option that in the event all or a portion of the Option is exercised by the Participant using previously acquired Shares, the Participant shall automatically be granted (subject to the available pool of Shares subject to grants of Awards as specified in Section 4.2 of the Plan) a replacement Option (with an option price equal to the Fair Market Value of a Share on the date of such exercise) for a number of Shares equal to (or equal to a portion of) the number of shares surrendered upon exercise of the Option. Such reload Option features may be subject to such terms and conditions as the Committee shall determine, including without limitation, a condition that the Participant retain the Shares issued upon exercise of the Option for a specified period of time.

      7.10 LIMITATION ON NUMBER OF SHARES SUBJECT TO OPTIONS. In no event may Options for more than 200,000 Shares be granted to any individual under the Plan during any calendar year.

                                   ARTICLE 8
                            STOCK APPRECIATION RIGHTS

      8.1 GENERAL. Stock Appreciation Rights shall be subject to the terms and conditions set forth in Article 6 and this Article 8 and Award Agreements governing Stock Appreciation Rights shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable.

      8.2 NATURE OF STOCK APPRECIATION RIGHT. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess (or, if the Committee shall determine at the time of grant, a portion of the excess) of the Fair Market Value of a Share of Common Stock on the date of exercise of the SAR over the base price, as described below, on the date of grant of the SAR, multiplied by the number of Shares with respect to which the SAR shall have been exercised. The base price shall be designated by the Committee in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the grant date of the SAR or such other higher or lower price as the Committee shall determine.

      8.3 EXERCISE. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee may also provide that a SAR shall be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions. In the case of SARs granted to Reporting Persons, exercise of the SAR shall be limited by the Committee to the extent required to comply with the applicable requirements of Rule 16b-3 under the Exchange Act.

      8.4 FORM OF PAYMENT. Payment upon exercise of a Stock Appreciation Right may be made in cash, in installments, in Shares, by issuance of a Deferred Compensation Option, or in any combination of the foregoing, or in any other form as the Committee shall determine. 8.5 LIMITATION ON NUMBER OF STOCK APPRECIATION RIGHTS. In no event may more than 200,000 Stock Appreciation Rights be granted to any individual under the Plan during any calendar year.

     8.5 LIMITATION ON NUMBER OF STOCK APPRECIATION RIGHTS. In no event may more than 200,000 Stock Appreciation Rights be granted to any individual under the Plan during any calendar year.


                                   ARTICLE 9
                                RESTRICTED AWARDS

      9.1 TYPES OF RESTRICTED AWARDS. Restricted Awards granted under the Plan may be in the form of either Restricted Shares or Restricted Units.

                 (a) RESTRICTED SHARES. A Restricted Share is an Award of Shares
            transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, or other disposition of such Restricted Shares and may include a requirement that the Participant forfeit such Restricted Shares back to Corporation upon termination of Participant's employment (or service as a
            Non-Employee Subsidiary Director or a Consultant) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Shares. Each Participant receiving a Restricted Share shall be issued a stock certificate in respect of such Shares, registered in the name of such Participant, and shall execute a stock power in blank with respect to the

            Shares evidenced by such certificate. The certificate evidencing such Restricted Shares and the stock power shall be held in custody by Corporation until the Restrictions thereon shall have lapsed.

                 (b) RESTRICTED  UNITS.  A Restricted  Unit is an Award of units
            (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, and may include a requirement that the Participant forfeit such Restricted Units upon termination of Participant's employment (or service as a Non-Employee Subsidiary Director or a Consultant) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Units.

      9.2 GENERAL. Restricted Awards shall be subject to the terms and conditions of Article 6 and this Article 9 and Award Agreements governing Restricted Awards shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

      9.3 RESTRICTION PERIOD. Award Agreements for Restricted Awards shall provide that Restricted Awards, and the Shares subject to Restricted Awards, may not be transferred, and may provide that, in order for a Participant to Vest in such Restricted Awards, the Participant must remain in the employment (or remain as a Non-Employee Subsidiary Director or a Consultant) of Corporation or its Subsidiaries, subject to relief for reasons specified in the Award Agreement, for a period commencing on the grant date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (the "Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares received under or governed by a Restricted Award grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments) the Participant shall be entitled to settlement of the Restricted Award or portion thereof, as the case may be. Although Restricted Awards shall usually Vest based on continued employment (or service as a Non-Employee Subsidiary Director or a Consultant) and Performance Awards under Article 10 shall usually Vest based on attainment of Performance Goals, the Committee, in its discretion, may condition Vesting of Restricted Awards on attainment of Performance Goals as well as continued employment (or service as a Non-Employee Subsidiary Director or a Consultant). In such case, the Restriction Period for such a Restricted Award shall include the period prior to satisfaction of the Performance Goals.

      9.4 FORFEITURE. If a Participant ceases to be an employee (or Consultant or Non-Employee Subsidiary Director) of Corporation or a Subsidiary during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement) the Award Agreement may require that all non-Vested Restricted Awards previously granted to the Participant be forfeited and returned to Corporation.

      9.5 SETTLEMENT OF RESTRICTED AWARDS.

            (a) RESTRICTED SHARES. Upon Vesting of a Restricted Share Award, the legend on such Shares will be removed and the Participant's stock power will be returned and the Shares will no longer be Restricted Shares. The Committee may also, in its discretion, permit a Participant to receive, in lieu of unrestricted Shares at the conclusion of the Restriction Period, payment in cash, installments, or by issuance of a Deferred Compensation Option equal to the Fair Market Value of the Restricted Shares as of the date the Restrictions lapse.

            (b) RESTRICTED UNITS. Upon Vesting of a Restricted Unit Award, a Participant shall be entitled to receive payment for Restricted Units in an amount equal to the aggregate Fair Market Value of the Shares covered by such Restricted Units at the expiration of the Applicable Restriction Period. Payment in settlement of a Restricted Unit shall be made as soon as practicable following the conclusion of the applicable Restriction Period in cash, in installments, in Shares equal to the number of Restricted Units, by issuance of a Deferred Compensation Option, or in any other manner or combination of such methods as the Committee, in its sole discretion, shall determine.

      9.6 RIGHTS AS A SHAREHOLDER. A Participant shall have, with respect to unforfeited Shares received under a grant of Restricted Shares, all the rights of a shareholder of Corporation, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Shares shall be treated as additional Shares covered by the grant of Restricted Shares and shall be subject to the same Restrictions.

                                   ARTICLE 10
                               PERFORMANCE AWARDS

      10.1 GENERAL. Performance Awards shall be subject to the terms and conditions set forth in Article 6 and this Article 10 and Award Agreements governing Performance Awards shall contain such other terms and conditions not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

      10.2 NATURE OF PERFORMANCE AWARDS. A Performance Award is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such Performance Award or a portion thereof in the event specified performance criteria are not met within a designated period of time.

      10.3 PERFORMANCE CYCLES. For each Performance Award, the Committee shall designate a performance period (the "Performance Cycle") with a duration to be determined by the Committee in its discretion within which specified Performance Goals are to be attained. There may be several Performance Cycles in existence at any one time and the duration of Performance Cycles may differ from each other.

      10.4 PERFORMANCE GOALS. The Committee shall establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals may be based on (i) performance criteria for Corporation, a Subsidiary, or an operating group, (ii) a Participant's individual performance, or (iii) a combination of both. Performance Goals may include objective and subjective criteria. During any Performance Cycle, the Committee may adjust the Performance Goals for such
Performance Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

      10.5 DETERMINATION OF AWARDS. As soon as practicable after the end of a Performance Cycle, the Committee shall determine the extent to which Performance Awards have been earned on the basis of performance in relation to the established Performance Goals.

      10.6 TIMING AND FORM OF PAYMENT. Settlement of earned Performance Awards shall be made to the Participant as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under Section 10.5, in the form of cash, installments, Shares, Deferred Compensation Options, or any combination of the foregoing or in any other form as the Committee shall determine.

                                   ARTICLE 11
                    OTHER STOCK BASED AND COMBINATION AWARDS

      11.1 OTHER STOCK-BASED AWARDS. The Committee may grant other Awards under the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares. Other Stock-Based Awards are not restricted to any specified form or structure and may include, without limitation, Share purchase warrants, other rights to acquire Shares, and securities convertible into or redeemable for Shares. Such Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

      11.2 COMBINATION AWARDS. The Committee may also grant Awards under the Plan in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to, grants or rights under any other employee plan of Corporation, including the plan of any acquired entity. No action authorized by this section shall reduce the amount of any existing benefits or change the terms and conditions thereof without the Participant's consent.

                                   ARTICLE 12
                               DEFERRAL ELECTIONS

      The Committee may permit a Participant to elect to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn out, or Vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including, but not limited to:
(a) payment or crediting of reasonable interest or other growth or earnings factor on such deferred amounts credited in cash, (b) the payment or crediting of dividend equivalents in respect of deferrals credited in Share equivalent units, or (c) granting of Deferred Compensation Options.

                                   ARTICLE 13
                              DIVIDEND EQUIVALENTS

      Any Awards may, at the discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the Shares covered by such Award, had such covered Shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems are appropriate or necessary.

                                   ARTICLE 14
                          NON-EMPLOYEE BOARD DIRECTORS

      14.1 GENERAL. Awards shall be made to Non-Employee Board Directors only pursuant to this Article 14. All Non-Employee Board Directors shall receive Initial Director Options and Annual Director Options. No person, including the members of the Board or the Committee, shall have any discretion as to the selection of eligible recipients or the determination of the type, amount, or terms of Awards pursuant to this Article 14.

      14.2 ELIGIBILITY.  The persons eligible to receive Awards pursuant to this
Article 14 are all Non-Employee Board Directors of Corporation.

      14.3 DEFINITIONS. For purposes of this Article 14, the following terms shall have the meanings set forth below:

      "ANNUAL MEETING DATE" means the date of Corporation's regular annual meeting of shareholders.

      "OFFERING DATE" means the closing date of Corporation's initial public offering of Shares pursuant to a registration statement which has become effective under the Securities Act of 1933.

      14.4 INITIAL DIRECTOR OPTIONS.

                 (a) GRANT OF INITIAL DIRECTOR OPTIONS. As of the Offering Date,
            each Non-Employee Board Director who is a member of the Board on the Offering Date shall be granted automatically an Initial Director Option to purchase 1,500 Shares.

                 (b) OPTION PRICE.  The option  purchase  price for each Initial
            Director Option shall be equal to the public offering price of a Share.

                 (c) TERMS OF INITIAL  DIRECTOR  OPTION.  Each Initial  Director
            Option shall have the terms and conditions specified in the form of Award Agreement attached to this Plan as Appendix A.

      14.5 ANNUAL DIRECTOR OPTIONS.

                 (a) GRANT OF ANNUAL DIRECTOR OPTIONS. As of each Annual Meeting
            Date,  each  Non-Employee  Board  Director  whose term  begins on or continues after that Annual Meeting Date shall be granted automatically an Annual Director Option to purchase 1,000 Shares.

                 (b) OPTION  PRICE.  The option  exercise  price for each Annual
            Director Option shall be equal to the Fair Market Value of a Share as of the Annual Meeting Date.

                 (c) TERMS OF ANNUAL  DIRECTOR  OPTIONS.  Each  Annual  Director
            Option shall have the terms and conditions specified in the form of Award Agreement attached to this Plan as Appendix A; PROVIDED, HOWEVER, that if such Option is a California Option, it shall be issued pursuant to the California Plan.

                                   ARTICLE 15
                ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

      15.1 PLAN DOES NOT RESTRICT CORPORATION. The existence of the Plan and the Awards granted under the Plan shall not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation's capital stock or the rights thereof, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

      15.2 ADJUSTMENTS BY THE COMMITTEE. In the event of any change in capitalization affecting the Common Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such change, shall be made with respect to the aggregate number of Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the base price or purchase price per Share in respect of outstanding Awards. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to shareholders.

                                   ARTICLE 16
                            AMENDMENT AND TERMINATION

      Without further approval of Corporation's shareholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Article 15 of the Plan), or (iii) materially modify the requirements as to eligibility for participation in the Plan. Without further shareholder approval, the Board may amend the Plan to take into account changes in applicable securities, federal income tax laws, and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board, without further shareholder approval, may amend the Plan as necessary to comply with any modifications to such rule. The provisions of Article 14 may not be amended more than once every six months, other than to conform with changes in the Code or in Rule 16b-3 under the Exchange Act.

                                   ARTICLE 17
                                  MISCELLANEOUS

      17.1 TAX WITHHOLDING. Corporation shall have the right to deduct from any settlement of any Award under the Plan, including the delivery or vesting of Shares, any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan shall make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations. Corporation shall not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

      17.2 UNFUNDED PLAN. The Plan shall be unfunded and Corporation shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

      17.3 PAYMENTS TO TRUST. The Committee is authorized to cause to be established a trust agreement or several trust agreements whereunder the Committee may make payments of amounts due or to become due to Participants in the Plan.

      17.4 ANNULMENT OF AWARDS. Any Award Agreement may provide that the grant of an Award payable in cash is revocable until cash is paid in settlement thereof or that grant of an Award payable in Shares is revocable until the Participant becomes entitled to the certificate in settlement thereof. In the event the employment (or service as a Non-Employee Subsidiary Director or a Consultant) of a Participant is terminated for cause (as defined below), any Award which is revocable shall be annulled as of the date of such termination for cause. For the purpose of this Section 17.4, the term "for cause" shall have the meaning set forth in the Participant's employment agreement, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other job performance or conduct which is materially detrimental to the best interests of Corporation, as determined by the Committee.

      17.5 ENGAGING IN COMPETITION WITH THE CORPORATION. Any Award Agreement may
provide  that,  if  a  Participant   terminates  employment  (or  service  as  a
Non-Employee  Subsidiary

Director or a Consultant) with Corporation or a Subsidiary for any reason whatsoever, and within a period of time (as specified in the Award Agreement) after the date thereof accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Committee, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award that is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment (or service as a Non-Employee Subsidiary Director or a Consultant) with Corporation.

      17.6 OTHER CORPORATION BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

      17.7 SECURITIES LAW RESTRICTIONS. No Shares shall be issued under the Plan unless counsel for Corporation shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      17.8 GOVERNING LAW. Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the state of Maryland.

                                   ARTICLE 18
                              SHAREHOLDER APPROVAL

      The adoption of the Plan and the grant of Awards under the Plan are expressly subject to the approval of the Plan by Corporation's shareholders holding a majority of Corporation's outstanding Shares.

                                                                       EXHIBIT A

                         BARRETT BUSINESS SERVICES, INC.
                                STOCK OPTION PLAN
                            FOR CALIFORNIA RESIDENTS

                                TABLE OF CONTENTS

                                                                          PAGE


ARTICLE 1      ESTABLISHMENT AND PURPOSE.....................................1

ARTICLE 2      DEFINITIONS...................................................1

      2.1   Defined Terms....................................................1

      2.2   Gender and Number................................................3

ARTICLE 3      ADMINISTRATIVE MATTERS........................................4

      3.1   General..........................................................4

      3.2   Composition of the Committee.....................................4

      3.3   Authority of the Committee.......................................4

      3.4   Action by the Committee..........................................4

      3.5   Delegation.......................................................4

      3.6   Liability of Committee Members...................................5

      3.7   Costs of California Plan.........................................5

      3.8   Duration of the California Plan..................................5

      3.9   Shares Subject to the California Plan............................5

      3.10  Information to Employees.........................................5

ARTICLE 4      AWARDS........................................................5

      4.1   Options..........................................................5

      4.2   General..........................................................6

      4.3   Option Price.....................................................6

      4.4   Option Term......................................................6

      4.5   Time of Exercise.................................................6

      4.6   Adjustments by the Committee.....................................6

      4.7   Special Rules for Incentive Stock Options........................7

      4.8   Reload Options...................................................7

ARTICLE 5      ADDITIONAL PROVISIONS.........................................7

      5.1   Nonuniform Determinations........................................7

      5.2   Award Agreements.................................................7

      5.3   Provisions Governing All Grants..................................7

ARTICLE 6      MISCELLANEOUS.................................................9

      6.1   Amendment and Termination........................................9

      6.2   Tax Withholding..................................................9

      6.3   Unfunded Plan....................................................9

      6.4   Annulment of Awards.............................................10

      6.5   Engaging in Competition With the Corporation....................10

      6.6   Other Corporation Benefit and Compensation Programs.............10

      6.7   Securities Law Restrictions.....................................10

      6.8   Adjustments by the Committee....................................11

      6.9   Governing Law...................................................11

                         BARRETT BUSINESS SERVICES, INC.
                                STOCK OPTION PLAN
                            FOR CALIFORNIA RESIDENTS


                                   ARTICLE 1
                            ESTABLISHMENT AND PURPOSE

      Barrett Business Services, Inc. ("Corporation") hereby establishes this Stock Option Plan for California residents (the "California Plan"). The purpose of the California Plan is to promote and advance the interests of Corporation and its shareholders by enabling Corporation to attract, retain, and reward key employees, directors, and outside consultants of Corporation and its subsidiaries resident in the state of California. It is also intended to strengthen the mutuality of interests between such employees, directors, and consultants and Corporation's shareholders. The California Plan is designed to serve these purposes by offering stock options, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation. In addition to the foregoing, the California Plan is designed to comply with regulations under California law applicable to the grant of stock options.

      All options under the California Plan will be governed by the terms and conditions of this plan and a written Award Agreement containing such additional terms and conditions as are deemed desirable by the Committee and are not inconsistent with the terms of the California Plan.

                                    ARTICLE 2
                                   DEFINITIONS

      2.1 DEFINED TERMS. For purposes of the California Plan, the following terms shall have the meanings set forth below:

            "AWARD AGREEMENT" means an agreement as described in Section 5.2.

            "BOARD" means the Board of Directors of Corporation.

            "CALIFORNIA OPTION" means any Option granted to a California resident.

            "CALIFORNIA PLAN" means this Barrett Business Services, Inc., Stock Option Plan For California Residents, as set forth herein and as it may be hereafter amended and from time to time.

            "CODE"  means the Internal  Revenue Code of 1986,  as amended and in
      effect  from  time  to  time,  together  with  rules,   regulations,   and
      interpretations promulgated thereunder.

            "COMMITTEE" means the committee appointed by the Board to administer the California Plan as provided in Article 3.

            "COMMON STOCK" means the common stock, $.01 par value per share of Corporation, which stock will have voting rights in accordance with Corporation's certificate of incorporation and Maryland law.

            "CONSULTANT"  means any  consultant or adviser to  Corporation  or a
      Subsidiary  selected  by  the  Committee,   who  is  not  an  employee  of
      Corporation or a Subsidiary.

            "DISABILITY" means the condition of being permanently "disabled" within the meaning of Section 22(e)(3) of the Code, namely being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

            "FAIR MARKET VALUE" means on any given date, the fair market value per share of the Common Stock determined as follows:

            (a) If the Common Stock is traded on an established securities exchange, the mean between the reported high and low sale prices of Common Stock as reported for such day by the principal exchange on which Common Stock is traded (as determined by the Committee) or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded;

            (b) If trading activity in Common Stock is reported on The Nasdaq Stock Market, the mean between the reported high and low sale prices of Common Stock as reported for such day by the NASDAQ or, if Common Stock trades were not reported on such date, on the next preceding day on which Common Stock trades were reported by the NASDAQ;

            (c) If trading activity in Common Stock is reported on the OTC Bulletin Board, the mean between the bid price and asked price quote for such day as reported by NASDAQ or, if there are no such quotes for Common Stock for such date, on the next preceding day for which bid and asked price quotes for Common Stock were reported by NASDAQ; or

            (d) If there is no market for Common Stock or if trading activities for Common Stock are not reported in one of the manners described above, the fair market value shall be as determined by the Committee.

            "INCENTIVE STOCK OPTION" or "ISO" means any Option granted pursuant to the California Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code.

            "NON-EMPLOYEE DIRECTOR" means a member of the Board who is neither an employee of Corporation or a Subsidiary.

            "NONQUALIFIED OPTION" or "NQO" means any Option, including a Deferred Compensation Option, granted pursuant to the California Plan that is not an Incentive Stock Option.

            "OPTION" means an ISO, an NQO, a Deferred Compensation Option, or a Director Option.

            "PARTICIPANT" means an employee or a Consultant of Corporation or a Subsidiary or a Non-Employee Director, who is granted an Option under the California Plan.

            "REPORTING PERSON" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

            "RETIREMENT" means:

            (a) For Participants who are employees, retirement from active employment with Corporation and its Subsidiaries on or after age 65, or such earlier retirement date as approved by the Committee for purposes of the California Plan;

            (b) For Participants who are Non-Employee Directors or Non-Employee Subsidiary Directors, retirement from the applicable board of directors after attaining the maximum age (if any) specified in the articles of incorporation or bylaws of the applicable corporation; or

            (c) For Participants who are Consultants, termination of service as a Consultant after attaining a retirement age specified by the Committee for purposes of an Award to such Consultant.

            However, the Committee may change the foregoing definition of "Retirement" or may adopt a different definition for purposes of specific Option grants.

            "SHARE" means a share of Common Stock.

            "SUBSIDIARY" means a "subsidiary corporation" of Corporation, within the meaning of Section 425 of the Code.

            "VEST" or "VESTED" means to be or to become immediately and fully exercisable.

      2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine or feminine terminology used in the California Plan shall also include the opposite gender; and the definition of any term in Section 2.1 in the singular shall also include the plural, and vice versa.

                                   ARTICLE 3
                             ADMINISTRATIVE MATTERS

      3.1 GENERAL. The California Plan shall be administered by a Committee composed as described in Section 3.2.

      3.2 COMPOSITION OF THE COMMITTEE. The Committee shall be appointed by the Board and shall consist of not less than a sufficient number of Non-Employee Directors so as to qualify the Committee to administer the California Plan as contemplated by Rule 16b-3 under the Exchange Act. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. In the event that the Committee shall cease to satisfy the requirements of Rule 16b-3, the Board shall appoint another Committee satisfying such requirements.

      3.3 AUTHORITY OF THE COMMITTEE. The Committee shall have full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the California Plan in its sole discretion, including the authority to:

            (a) Construe and interpret the California Plan and any Award Agreement;

            (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the California Plan;

            (c) Select the employees, Non-Employee Directors, and Consultants who shall be granted Options;

            (d) Determine the number of Shares, to be subject to each Option and the exercise price; and

            (e) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the California Plan.

            Decisions  of the  Committee,  or any  delegate as  permitted by the
      California  Plan,  shall  be  final,   conclusive,   and  binding  on  all
      Participants.

      3.4 ACTION BY THE COMMITTEE. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum is present, or action in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

      3.5 DELEGATION. Notwithstanding the foregoing, the Committee may delegate to one or more officers of Corporation the authority to determine the recipients, amounts, and terms of Options granted to Participants who are not Reporting Persons.

      3.6 LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be liable for any action or determination made in good faith with respect to the California Plan, any Option grant, or any Participant.

      3.7 COSTS OF CALIFORNIA PLAN. The costs and expenses of administering the California Plan shall be borne by Corporation.

      3.8 DURATION OF THE CALIFORNIA PLAN. The California Plan shall remain in effect until the earlier of (i) the date Options have been granted covering all the available Shares under the California Plan, (ii) the date which is ten years from the date the plan is adopted or the date the plan is approved by security holders, whichever is earlier, or (iii) the date the plan is otherwise terminated by the Board. Termination of the California Plan shall not affect outstanding Options.

      3.9 SHARES SUBJECT TO THE CALIFORNIA PLAN. The shares which may be made subject to Options under the California Plan shall be Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares shall be issued under the California Plan. Subject to adjustment pursuant to Section 6.8, the maximum number of Shares for which Options may be granted under the California Plan shall be 200,000. If Options under the California Plan are canceled or expire for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares, all Shares covered by such Options shall be made available for future Options under the California Plan. Notwithstanding the foregoing, at no time shall the total number of Shares issuable upon exercise of all outstanding Options granted under this California Plan or Corporation's 1993 Stock Incentive Plan, and the total number of Shares provided for under any stock bonus or similar plan or agreement of Corporation exceed 30 percent of the then outstanding Shares of Corporation.

      3.10 INFORMATION TO EMPLOYEES. Each recipient of an Option will receive annual financial statements of Corporation within 90 days of the close of the Corporation's fiscal year unless such Participant's duties with Corporation assure he or she access to such information or equivalent information.

                                    ARTICLE 4
                                     AWARDS

      4.1 OPTIONS. Options granted under the California Option Plan may be in the form of Incentive Stock Options or Nonqualified Options. The grant of each Option and the Award Agreement governing each Option shall identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the California Plan meeting the requirements of such forms of options, provided such Options are otherwise in accordance with California law.

      4.2 GENERAL. Options shall be subject to the terms and conditions set forth in this Article IV and Article V and Award Agreements governing Options shall contain such additional terms and conditions, not inconsistent with the express provisions of the California Plan, as the Committee shall deem desirable.

      4.3 OPTION PRICE. Each Award Agreement for a California Option shall provide for an option exercise price per Share purchasable under the Option, which shall not be less than: (a) 85 percent of the Fair Market Value of a Share on the date of grant for all Nonqualified Options, or (b) 100 percent of the Fair Market Value of a Share on the date of grant for all Incentive Stock Options or Director Options; PROVIDED, HOWEVER, that the price shall be 110 percent of the Fair Market Value of a Share if the Option is granted to a person who owns Shares possessing more than 10 percent of the total combined voting power of all classes of stock of Corporation.

      4.4 OPTION TERM. The Award Agreement for each California Option shall specify, as determined by the Committee, the term of the Option and the period within which the option must be exercised, which shall not exceed 120 months.

      4.5 TIME OF EXERCISE. The Award Agreement for each California Option shall specify, as determined by the Committee:

            (a) The time or times when the Option shall become exercisable and whether the Option shall become exercisable in full or in graduated amounts based on continuation of employment over a period specified in the Award Agreement; PROVIDED, HOWEVER, that if an Option is granted to an employee other than an officer, Consultant, or director of Corporation, that option shall vest at a rate of at least 20 percent a year over five years from the date the Option is granted;

            (b) Such other terms, conditions, and restrictions as to when an Option may be exercised consistent with the foregoing; and

            (c) The extent that the Option shall remain exercisable after a Participant ceases to be an employee, Consultant, or director of a Subsidiary, provided that if a Participant is terminated other than for cause (as defined by applicable law, an employment contract, or the Award Agreement), the Option shall remain exercisable (to the extent such Award is exercisable on the date of termination) after the Participant ceases to be an employee, Consultant, or director of Corporation or a Subsidiary for a period of: (1) at least six months from the date of termination if termination was caused by death or Disability, or (2) at least 30 days from the date of termination if termination was caused by other than death or Disability.

      The Committee may, at any time in its discretion, accelerate the time when all or any portion of an outstanding California Option becomes exercisable.

      4.6 ADJUSTMENTS BY THE COMMITTEE. The Committee shall take appropriate action to ensure that the number of securities purchasable and the exercise price under outstanding Options are adjusted proportionately in the event of a stock split, reverse stock split, stock dividend, distribution, recapitalization, combination or reclassification of Corporation's securities.

      4.7 SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. In the case of a California Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement shall conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may be granted only to employees of Corporation or a Subsidiary. ISOs may not be granted under this California Plan after ten years following the adoption of the California Plan.

      4.8 RELOAD OPTIONS. The Committee, in its discretion, may provide in an Award Agreement for a California Option that in the event all or a portion of the Option is exercised by the Participant using previously acquired Shares, the Participant shall automatically be granted (subject to the available pool of Shares subject to grants of California Options) a replacement Option (with an option price equal to the Fair Market Value of a Share on the date of such exercise) for a number of Shares equal to (or equal to a portion of) the number of Shares surrendered upon exercise of the Option. Such reload Option features may be subject to such terms and conditions as the Committee shall determine (and as are consistent with the terms of this California Plan), including, without limitation, a condition that the Participant retain the Shares issued upon exercise of the Option for a specified period of time.

                                   ARTICLE 5
                              ADDITIONAL PROVISIONS

      5.1 NONUNIFORM DETERMINATIONS. The Committee's determinations under the California Plan or under one or more Award Agreements, including without limitation, (a) the selection of Participants, (b) the type, form, amount, and timing of grants, (c) the terms of specific Award Agreements, and (d) elections and determinations made by the Committee with respect to exercise, need not be uniform and may be made by the Committee selectively among Participants, whether or not Participants are similarly situated.

      5.2 AWARD AGREEMENTS. Each Award shall be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements may, subject to the provisions of the California Plan, contain any provision approved by the Committee.

      5.3 PROVISIONS GOVERNING ALL GRANTS. All grants shall be subject to the following provisions:

            (a) RIGHTS AS SHAREHOLDERS. No Participant shall have any rights of a shareholder with respect to Shares subject to an Option until such Shares are issued in the name of the Participant.

            (b) EMPLOYMENT RIGHTS. Neither the adoption of the California Plan nor the granting of any Award shall confer on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of or a Consultant to Corporation or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to remove such person as a Consultant or as a director at any time for any reason, with or without cause.

            (c) NONTRANSFERABILITY. Options may not be transferred other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e).

            (d) CHANGE IN CONTROL. The Committee, in its discretion, may provide in any Award Agreement that in the event of a change in control of Corporation (as the Committee may define such term in the Award Agreement), as of the date of such change in control, all, or a specified portion of, an Option shall become fully and immediately Vested, notwithstanding any other limitations on exercise.

      Unless the Committee specifically provides otherwise in the change of control provision for a specific Award Agreement, Options shall become Vested as of a change of control date only if, or to the extent, such acceleration in the Vesting, does not result in an "excess parachute payment" within the meaning of
Section 280G(b) of the Code.

            (e) PAYMENT OF PURCHASE PRICE AND WITHHOLDING. The Committee, in its discretion, may include in any Award Agreement a provision permitting the Participant to pay the option price, if any, for Shares or the Participant's federal, state, or local tax, or tax withholding, obligation with respect to such issuance in whole or in part by any one or more of the following:

                 (i) By delivering previously owned Shares;

                 (ii) By surrendering outstanding other Vested Options;

                 (iii) By reducing the number of Shares issuable pursuant to the
            Award;

                 (iv) By delivering to Corporation a promissory  note payable on such terms and over such period as the Committee shall determine;

                 (v) By delivery  (in a form  approved by the  Committee)  of an irrevocable  direction  to a  securities  broker  acceptable  to the
            Committee:

                      (1) To sell  Shares  subject  to the Option and to deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the option price and taxes or withholding taxes attributable to the issuance; or

                      (2) To pledge  Shares  subject to the Option to the broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option price and taxes or withholding taxes attributable to the issuance; or

                 (vi) In any  combination  of the foregoing or in any other form approved by the Committee.

      Shares withheld or surrendered as described above shall be valued based on their Fair Market Value on the date of the transaction. Any Shares withheld or surrendered with respect to a Reporting Person shall be subject to such additional conditions and limitations as the Committee may impose to comply with the requirements of the Exchange Act.

                                    ARTICLE 6
                                  MISCELLANEOUS

      6.1 AMENDMENT AND TERMINATION. The Board may at any time terminate the California Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (i) materially increase the benefits accruing to Participants under the California Plan, (ii) materially increase the aggregate number of Shares which may be issued under the California Plan (except for adjustments pursuant to Section 6.8 of the California Plan), or
(iii) materially modify the requirements as to eligibility for participation in the California Plan. Without further shareholder approval, the Board may amend the California Plan to take into account changes in applicable securities, federal income tax, and other applicable laws.

      6.2 TAX WITHHOLDING. Corporation shall have the right to deduct from any settlement of any grant under the California Plan any federal, state, or local taxes of any kind required by law to be withheld or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of an award under the California Plan shall make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations. Corporation shall not be required to make any such payment or distribution under the California Plan until such obligations are satisfied.

      6.3 UNFUNDED PLAN. The California Plan shall be unfunded and Corporation shall not be required to segregate any assets that may at any time be represented by Options under the California Plan. Any liability of Corporation to any person with respect to any Options under the California Plan shall be based solely upon any contractual obligations that may be effected pursuant to the California Plan. No such obligation of Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

      6.4 ANNULMENT OF AWARDS. Any Award Agreement may provide that the grant of an Option is revocable until the Participant becomes entitled to the certificate therefor. In the event the employment (or service as a Non-Employee Director or a Consultant) of a Participant is terminated for cause (as defined below), any Award which is revocable shall be annulled as of the date of such termination for cause. For the purpose of this Section 6.4, the term "for cause" shall have the meaning set forth in the Participant's employment agreement or applicable law, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other job performance or conduct which is materially detrimental to the best interests of Corporation, as determined by the Committee.

      6.5 ENGAGING IN COMPETITION WITH THE CORPORATION. Any Award Agreement may provide that, if a Participant terminates employment (or service as a Non-Employee Director or a Consultant) with Corporation or a Subsidiary for any reason whatsoever, and within a period of time (as specified in the Award Agreement) after the date thereof accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Committee, in its sole discretion, may require such Participant to return to Corporation the economic value that is realized or obtained (measured at the date of exercise) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment (or service as a Non-Employee Director or a Consultant) with Corporation.

      6.6 OTHER CORPORATION BENEFIT AND COMPENSATION PROGRAMS. Benefits received by a Participant under an Award Agreement shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary. Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

      6.7 SECURITIES LAW RESTRICTIONS. No Shares shall be issued under the California Plan unless counsel for Corporation shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the California Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      6.8 ADJUSTMENTS BY THE COMMITTEE. In the event of any change in capitalization affecting the Common Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such change, shall be made with respect to the aggregate number of Shares for which Options in respect thereof may be granted under the California Plan. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of any outstanding Options in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to shareholders.

      6.9 GOVERNING LAW. Except with respect to references to the Code or federal securities laws, the California Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the state of Maryland.